UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 14, 2016

Commission File Number of Depositor: 333-209766

Central Index Key Number of Depositor: 0001540723

WFB FUNDING, LLC

(Exact name of Depositor as specified in its charter)

ON BEHALF OF

Commission File Number of Issuing Entity: 333-209766-02

Central Index Key Number of Issuing Entity: 0001592143

CABELA’S MASTER CREDIT CARD TRUST

(Issuing Entity in respect of the Series 2004-1 Certificate)

(Exact name of Issuing Entity as specified in its charter)

AND

Commission File Number of Issuing Entity: 333-209766-01

Central Index Key Number of Issuing Entity: 0001592145

CABELA’S CREDIT CARD MASTER NOTE TRUST

(Issuing Entity in respect of the Notes)

(Exact name of Issuing Entity as specified in its charter)

Nebraska	71-0931225
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification Number)

One Cabela Drive Sidney, Nebraska	69160
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code (402) 323-5958

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events.

Item 8.01. Other Events.

On June 14, 2016, the documents listed below under “Item 9.01(d). Exhibits” were entered into by the parties identified under that Item for the purpose of, among other things, complying with the Securities and Exchange Commission’s revised Regulation AB.

Section 9 – Financial Statements and Exhibits.

Item 9.01 (d). Exhibits.

Each of the following are filed as an Exhibit to this Report.

Exhibit 4.1	Amended and Restated Receivables Purchase Agreement, dated as of June 14, 2016, between World’s Foremost Bank and WFB Funding, LLC

Exhibit 4.2	Second Amended and Restated Master Indenture, dated as of June 14, 2016, between Cabela’s Credit Card Master Note Trust, and U.S. Bank National Association

Exhibit 4.3	Third Amended and Restated Pooling and Servicing Agreement, dated as of June 14, 2016, among WFB Funding, LLC, World’s Foremost Bank and U.S. Bank National Association

Exhibit 4.4	Third Amendment to Series 2004-1 Supplement to Second Amended and Restated Pooling and Servicing Agreement, dated as of June 14, 2016, among WFB Funding, LLC, World’s Foremost Bank and U.S. Bank National Association

Exhibit 4.5	Asset Representations Review Agreement, dated as of June 14, 2016, among WFB Funding, LLC, World’s Foremost Bank, and Clayton Fixed Income Services LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFB FUNDING, LLC

By:	WFB FUNDING CORPORATION, Managing Member

By:	/s/ Sean B. Baker
	Name:	Sean B. Baker
	Title:	President and Chief Executive Officer

June 15, 2016

EXHIBIT INDEX

Exhibit	Description

Exhibit 4.1	Amended and Restated Receivables Purchase Agreement, dated as of June 14, 2016, between World’s Foremost Bank and WFB Funding, LLC

Exhibit 4.2	Second Amended and Restated Master Indenture, dated as of June 14, 2016, between Cabela’s Credit Card Master Note Trust, and U.S. Bank National Association

Exhibit 4.3	Third Amended and Restated Pooling and Servicing Agreement, dated as of June 14, 2016, among WFB Funding, LLC, World’s Foremost Bank and U.S. Bank National Association

Exhibit 4.4	Third Amendment to Series 2004-1 Supplement to Second Amended and Restated Pooling and Servicing Agreement, dated as of June 14, 2016, among WFB Funding, LLC, World’s Foremost Bank and U.S. Bank National Association

Exhibit 4.5	Asset Representations Review Agreement, dated as of June 14, 2016, among WFB Funding, LLC, World’s Foremost Bank, and Clayton Fixed Income Services LLC